UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MORGANS HOTEL GROUP CO.

(NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☒	Fee paid previously with preliminary materials.

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Neither the SEC nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

Morgans Hotel Group Co. (which we refer to as Morgans, the Company, we, our or us) filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on July 18, 2016 (the “preliminary proxy statement”), in connection with the special meeting of the Company’s stockholders to be held in connection with the proposed merger between the Company and an affiliate of SBEEG Holdings, LLC (which we refer to as SBE).

The following information amends and supplements information in the preliminary proxy statement.

SPECIAL FACTORS - BACKGROUND OF THE MERGER

The following language is hereby added as a new paragraph at the end of this section captioned “Special Factors – Background of the Merger”:

“On July 18, 2016, the Company received an unsolicited written proposal from a party we refer to as Bidder V. The proposal proposed an acquisition of the Company’s common stock at an all cash purchase price of $2.75 per share, and stated that Bidder V anticipated redeeming the Company’s Series A preferred securities at their liquidation value plus accrued distributions and was committed to work to assume or refinance the Company’s mortgage debt. Bidder V stated that it intended to finance the acquisition entirely with equity, and enclosed a non-binding letter of intent from a financial institution expressing an agreement in principle to provide up to $250 million in equity financing to support Bidder V’s proposed transaction.

On July 19, 2016, the Board (excluding Bradford Nugent and Howard Lorber, who recused themselves) met to consider the proposal from Bidder V. After consulting with its legal and financial advisors, the Board determined that the Bidder V proposal would reasonably be expected to lead to a “Superior Monroe Proposal” within the meaning of the merger agreement, and that, consistent with its fiduciary duties, it should engage in discussions with Bidder V, subject to and in compliance with the requirements of the merger agreement. Later that day, Fried Frank furnished a form of non-disclosure agreement conforming to the requirements of the merger agreement to counsel to Bidder V. Fried Frank and counsel to Bidder V are in the process of finalizing a non-disclosure agreement.

Also on July 19, 2016, Bidder U requested a waiver from the Company of certain restrictions under its non-disclosure agreement for the purpose of engaging in discussions with the Board, Yucaipa and OTK Associates with respect to Bidder U’s proposal. On July 21, 2016, the Board (excluding Bradford Nugent and Howard Lorber, who recused themselves) met to consider the request from Bidder U. After consulting with its legal and financial advisors, the Board determined in accordance with the provisions of the merger agreement to grant Bidder U the requested waivers. Each of Yucaipa and OTK Associates is subject to agreements with SBE that limit the ability of such parties to engage in discussions with third parties, and the granting of waivers by the Board under the non-disclosure agreement with Bidder U is not intended to, and does not, affect the obligations of Yucaipa and OTK Associates under their agreements with SBE.”

Forward-Looking and Cautionary Statements

This document and the documents to which the Company refers in this report, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss the Company’s future expectations or state other forward-looking information and may involve known and unknown risks over which the Company has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, including by reason of the unavailability of financing, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy any of the conditions to the consummation of the transaction, including the adoption of the acquisition agreement by the stockholders of the Company, the assumption or refinancing of the Company’s mortgage loan agreements and the receipt of governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement, (iv) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against us related to the acquisition agreement or the transaction. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2015 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by a new holding company to be established SBEEG Holdings, LLC. In connection with the proposed transaction, the Company has filed a preliminary proxy statement, and the Company expects to file a definitive proxy statement and file or furnish other relevant materials with or to the Securities and Exchange Commission. STOCKHOLDERS ARE URGED TO READ ALL RELEVANT MATERIALS FILED WITH OR FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain a free copy of the preliminary proxy statement and other documents filed with or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at www.sec.gov. The Company will make available a copy of its public reports, without charge, upon written request to the General Counsel, Morgans Hotel Group Co., 475 Tenth Avenue, 11th Floor, New York, NY 10018.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in the Company’s preliminary proxy statement, previously filed with the Securities and Exchange Commission.